UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2010

Energy Focus, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-24230	94-3021850
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

32000 Aurora Road, Solon, Ohio		44139
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	440-715-1300

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information contained below in Item 8.01 is hereby incorporated by reference into this Item 1.01. By incorporating that information into this Item 1.01 Energy Focus, Inc. (the "Company") shall not be deemed to be making an admission of the materiality of the Amendment Agreement.

Item 8.01 Other Events.

On March 17, 2010,the Company entered into a purchase agreement (the "Purchase Agreement") with Lincoln Park Capital Fund, LLC, an Illinois limited liability company ("LPC"), whereby LPC has agreed to purchase 350,000 shares of the Company’s common stock together with a warrant to purchase an equivalent amount of shares for total consideration of $375,000. LPC also has agreed to purchase up to an additional 3,650,000 shares of common stock, at the Company’s option, over a 25 month period. Upon entering into the Purchase Agreement, the Company issued to LPC 120,000 shares of its common stock as consideration for entering into the Agreement and shall issue an equivalent number of shares pro rata as LPC purchases the 3,650,000 shares.

The Company agreed in a registration rights agreement with LPC to file a registration statement with the United States Securities & Exchange Commission (the "SEC") covering the shares issuable under the Purchase Agreement. The Company filed that registration statement with the SEC on Form S-3 on April 20, 2010.

The above description of the Purchase Agreement is qualified in its entirety by reference to the full text of the Agreement, a copy of which is attached as Exhibit 10.1 to the Company’s 8-K Report filed with the SEC on March 19, 2010.

The parties have amended Section 2(i) of the Purchase Agreement as of May 10, 2010 solely to make clear that all of the shares that the Company may issue to LPC under the Agreement cannot exceed 19.99% of the Company’s outstanding shares without shareholder approval, as required by Nasdaq Rule 5635(d). A copy of the Amendment Agreement with LPC is attached to this report as Exhibit 10.1 and incorporated by reference.

The information contained in this Item 8.01 is incorporated by reference into Item 1.01. By incorporating this information into Item 1.01, the Company shall not be deemed to be making an admission of the materiality of the Amendment Agreement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy Focus, Inc.

May 10, 2010	By:	Joseph G. Kaveski

Name: Joseph G. Kaveski
Title: Chief Executive Officer

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Exhibit Index

Exhibit No.	Description

10.1	Amendment Agreement dated May 10, 2010 between the Company and Lincoln Park Capital Fund